Exhibit 10.2

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND SUPPLEMENT

This First Amendment to Loan and Security Agreement and Supplement (this “Amendment”) is dated as of September 30, 2025 (the “First Amendment Date”), and is entered into by and among Rani Therapeutics, LLC, a California limited liability company (“Borrower”), Rani Therapeutics Holdings, Inc., a Delaware corporation (“Parent”), Rani Management Services, Inc., a Delaware corporation, (together with Parent, each individually, a “Guarantor,” and collectively, “Guarantor”), Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership (in the capacity as administrative agent and collateral agent, “Agent,” and, together with other lenders from time to time party hereto, each individually, a “Lender,” and collectively, “Lenders”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (defined herein).

Recitals

A. Borrower, Guarantor, Lenders and Agent have entered into that certain Loan and Security Agreement (the “LSA”) dated as of August 8, 2022, as supplemented by that certain Supplement to the Loan and Security Agreement (the “Supplement”) dated as of August 8, 2022, together with related documents and agreements (together, as further amended, restated, or otherwise modified from time to time, hereinafter collectively referred to as the “Loan Agreement”).

B. Borrower, Guarantor, Lenders and Agent now desire to amend the Loan Agreement upon the terms and conditions more fully set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals, the parties hereto agree as follows:

1.
Amendments.
1.1
The following definitions in Part I of the Supplement are hereby amended and restated in their entirety, as set forth below:

“Interest-only Period” means the period commencing on the Closing Date and continuing until August 31, 2024; provided, however, such period shall recommence on October 1, 2025 and continue until October 31, 2025.

1.2
A new Section 10 is hereby inserted immediately after Section 9 of Part 2 of the Supplement, as set forth below:

10. Conversion Right. The Lenders shall have the right, in their discretion, but not the obligation, while the Loan is outstanding, to convert an amount of up to Six Million Dollars ($6,000,000.00) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into equity on the same terms as the first bona fide equity financing that closes after the First Amendment Date (the “Next Equity Financing”), inclusive of all the incentive equity terms granted to the Next Equity Financing, including without limitation warrant coverage. Notwithstanding the foregoing, such Conversion shall be subject to the rules of the Nasdaq Stock Market in all respects and shall expire after the completion of the Next Equity Financing. The Conversion Option will be exercised by such

Lenders delivering a written, signed conversion notice to the Borrower in accordance with this Section 10, which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the applicable Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares and warrants (or other derivative securities to be issued) issued, (iv) a date on which the issuance of the shares is to take place, and (v) the Lender becoming a party to the definitive agreements effecting the Next Equity Financing.

2.
Warrants. As additional consideration for the making of this Amendment, Parent shall amend that certain Warrant delivered to Lender on August 8, 2022 with an Amendment to Warrant substantially in the form of Exhibit A attached hereto (the “Warrant Amendment”)
3.
Borrower’s Representations And Warranties. Borrower represents and warrants that:
a.
Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Event of Default has occurred and is continuing.
b.
Borrower and Guarantors have the organizational power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.
c.
The articles of organization, certificates of incorporation, bylaws and other organizational documents of Borrower and Guarantors delivered to Lenders on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.
d.
The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary company action on the part of Borrower and Guarantors.
e.
This Amendment has been duly executed and delivered by Borrower and Guarantors and is the binding obligation of Borrower and Guarantors, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
f.
As of the date hereof, to their best knowledge, they have no defenses against the obligations to pay any amounts arising under the Loan and Security Agreement. Borrower and Guarantors acknowledge that, to their best knowledge, Lenders and Agent have acted in good faith and have conducted in a commercially reasonable manner its relationships with Borrower and Guarantors in connection with this Amendment and in connection with the Loan Documents.

Borrower and Guarantors understand and acknowledge that Lenders and Agent are entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.
Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
5.
Effectiveness. This Amendment shall become effective upon Lenders’ and Agent’s receipt of the following:
5.1
this Amendment, duly executed by Borrower;
5.2
the Warrant Amendment, duly executed by Parent;
5.3
reimbursement of Lenders’ and Agent’s fees and expenses, including all reasonable documented attorneys’ fees, expenses and disbursements, incurred through the date of this Amendment.
6.
Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.
7.
Incorporation By Reference. The provisions of Sections 9.11 and 9.12 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.
8.
Electronic Signatures. This Amendment may be executed by electronic signatures. Borrower, Lenders and Agent expressly agree to conduct the transactions contemplated by this Amendment and the other Loan Documents by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Amendment and each of the other Loan Documents by electronic means and to the enforceability of electronic Loan Documents). Delivery of an executed signature page to this Amendment and each of the other Loan Documents by facsimile or other electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof and thereof, as applicable. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

[Signature Pages Follow on Next Page.]

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

Borrower:
Rani Therapeutics, LLC By: ________________________ Name: Svai Sanford Title: Chief Financial Officer
Guarantor:
Rani Therapeutics Holdings, Inc. By: ________________________ Name: Svai Sanford Title: Chief Financial Officer	Rani Management Services, Inc. By: ________________________ Name: Svai Sanford Title: Chief Financial Officer

Lender: Avenue Venture Opportunities Fund, L.P. By: Avenue Venture Opportunities Partners, LLC Its: General Partner By: ________________________ Name: Sonia Gardner Title: Member
Agent: Avenue Venture Opportunities Fund, L.P. By: Avenue Venture Opportunities Partners, LLC Its: General Partner By: ________________________ Name: Sonia Gardner Title: Member

Signature Pages (First Amendment to Loan and Security Agreement and Supplement)

Exhibit A

(Amendment No. 1 to Warrant Issued to Avenue Venture Opportunities Fund, L.P.)